UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Cytokinetics, Incorporated ("Cytokinetics") today announced that the U.S. Food and Drug Administration ("FDA") has extended the Prescription Drug User Fee Act ("PDUFA") action date for the New Drug Application ("NDA") for aficamten for the treatment of patients with obstructive hypertrophic cardiomyopathy ("oHCM") to December 26, 2025. The FDA recently notified Cytokinetics that additional time is required to conduct a full review of the company’s proposed Risk Evaluation and Mitigation Strategy ("REMS").

Following pre-NDA discussions with FDA in which safety and risk mitigation were discussed, Cytokinetics submitted the NDA for aficamten in oHCM without an accompanying REMS, and the FDA accepted the NDA for filing. Recently, during the NDA review, the FDA requested that Cytokinetics submit a REMS, based on the inherent characteristics of aficamten, which the company provided. The submission of a REMS has now been determined by FDA to be a Major Amendment to the NDA resulting in a standard three-month extension to the original PDUFA action date. No additional clinical data or studies have been requested of Cytokinetics by FDA.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics claims the protection of the Act’s Safe Harbor for forward-looking statements. Examples of such statements include, but not limited to, statements, express or implied, relating to our receipt of regulatory approval by FDA or any other regulatory authority to enable our commercialization of aficamten in the United States or any other jurisdiction by the target PDUFA date or any other date, if ever, and statements regarding our expectation that aficamten will be approved with a differentiated label and REMS. Such statements are based on management's current expectations, but actual results may differ materially due to various risks and uncertainties, including FDA’s on-going review of our NDA for aficamten in obstructive hypertrophic cardiomyopathy. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission, particularly under the caption “Risk Factors” in Cytokinetics’ Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statements that Cytokinetics makes in this press release speak only as of the date of this press release. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	May 1, 2025	By:	/s/ John O. Faurescu
John O. Faurescu, Esq. Vice President, Corporate Legal & Secretary